UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 25, 2026
Gates Industrial Corporation plc
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-38366	98-1395184

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1144 Fifteenth Street, Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)
(303) 744-1911
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value per share	GTES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

As previously announced, Gates Industrial Corporation plc (“Gates” or the “Company”) is proposing to change the Company’s jurisdiction of incorporation from England and Wales to Bermuda (the “Redomiciliation”). The Redomiciliation requires shareholder approval, which was obtained on June 25, 2026, as described in further detail below. In addition, under the laws of England and Wales, the Redomiciliation remains subject to certain conditions including the sanction (i.e., approval) at a hearing of the High Court of Justice of England and Wales (the “Court”), as described in more detail in the Company’s definitive proxy statement dated May 27, 2026 (the “Proxy Statement”). Each capitalized term used and not otherwise defined herein has the meaning ascribed to such term in the Proxy Statement.
On June 25, 2026, Gates held two shareholder meetings: (i) a meeting (the “Court Meeting”) convened by the Court; and (ii) a related general meeting of Gates Shareholders (the “General Meeting” and, together with the Court Meeting, the “Meetings”). At the Meetings, Gates Shareholders approved, among other matters, the scheme of arrangement (the “Scheme”) to effect the Company’s Redomiciliation which will result in the issuance of common shares (the “New Gates Shares”) of Gates Industrial Corporation Ltd. (“New Gates”) to existing Gates Shareholders on a one-for-one basis.

The Scheme, the Redomiciliation, the proposed issuance of New Gates Shares and the proposals voted on at the Meetings are described in more detail in the Proxy Statement. Specific details regarding the results of the Meetings are set forth below.

Court Meeting

At the Court Meeting, one matter was considered and voted on:

1.Approval of the Scheme (the “Court Meeting Resolution”).
The Court Meeting Resolution required the affirmative vote of a majority in number of the Scheme Shareholders who represent 75 percent or more in value of Gates Shares held by Scheme Shareholders present and voting, in person or by proxy, at the Court Meeting. The Court Meeting Resolution was duly passed at the Court Meeting.

Approximately 91.90% of the Gates Shares entitled to vote at the Court Meeting were present either in person or by proxy.

Both of the Scheme Shareholders voted (or are deemed to have voted) in favor of the Court Meeting Resolution. The final number of votes cast for and against the Court Meeting Resolution were as follows:

	For	Against
1.Court Meeting Resolution:	232,587,896	914,464

General Meeting

At the General Meeting, four resolutions were considered and voted on:

1.Approval of the Scheme and giving the Board the authority to carry out the procedural actions necessary to implement the Scheme (the “Scheme Proposal”).

2.Authorization of the reduction of the Company’s share capital associated with the cancellation and extinguishment of the Scheme Shares (the “Reduction of Capital Proposal”).

3.Approval of the issuance of the New Shares to New Gates as part of the Scheme such that Gates Industrial Corporation will become a wholly-owned, direct subsidiary of New Gates (the “New Share Issuance Proposal”).

4.Approval of an amendment to the Articles to ensure that any additional Gates Shares issued pursuant to the Gates Equity Incentive Plans, or otherwise, are, dependent on timing, subject to the Scheme or exchanged for New Gates Shares on the same terms as if they were subject to the Scheme (the “Articles Amendment Proposal”).

Each of the resolutions relating to the Scheme Proposal, the Reduction of Capital Proposal, the New Share Issuance Proposal and the Articles Amendment Proposal (collectively, the “Scheme Resolutions”) required the affirmative vote of at least 75% of the votes cast by Gates Shareholders of record in person or by proxy at the General Meeting. Each of the Scheme Resolutions were duly passed at the General Meeting.
Approximately 91.55% of the Gates Shares entitled to vote at the General Meeting were present either in person or by proxy. The final number of votes cast for and against, and the final number of abstention votes, with respect to each matter voted upon by the Gates Shareholders at the General Meeting were as follows:

	For	Against	Abstain
1. Scheme Proposal:	231,699,745	885,509	27,266
2. Reduction of Capital Proposal:	231,691,572	890,428	30,520
3. New Share Issuance Proposal:	231,662,636	899,151	50,733
4. Articles Amendment Proposal:	231,674,594	888,078	49,848

Item 7.01    Regulation FD Disclosures.

On June 25, 2026, Gates issued a press release (the “Press Release”) noting that at the Meetings, Gates Shareholders approved, among other matters, the Scheme to effect the Redomiciliation and the related issuance of New Gates Shares to existing Gates Shareholders on a one-for-one basis. The Press Release is furnished hereto as Exhibit 99.1. The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically incorporated by reference into any such filing.

Item 8.01    Other Events.

Following approval of the Redomiciliation by Gates Shareholders, Gates plans to proceed with the proposed timetable set out below for the closing of the Redomiciliation. It should be noted that the proposed dates and times set out below remain subject to change and will depend on, among other things, the date on which the conditions to the Scheme are satisfied or, if capable of waiver, waived, the date on which the Court sanctions the Scheme and the date on which the order of the Court sanctioning the Scheme is delivered to the Registrar of Companies in England and Wales.

Court Hearing to approve the Scheme and confirm the Gates Reduction of Capital	July 16, 2026
Scheme Record Time	5:00 p.m. Eastern Time on July 17, 2026
Last time of trading in and for registration of transfers, and for disablement in DTC, of Gates Shares; Gates Shares removed from listing	5:00 p.m. Eastern Time on July 17, 2026
Effective Date	July 20, 2026
Cancellation of Gates Shares; issuance of New Gates Shares	July 20, 2026
Listing and commencement of trading in New Gates Shares; crediting of New Gates Shares to DTC accounts	Market open on July 20, 2026

Item 9.01    Financial Statements and Exhibits.

Exhibits
Exhibit No.	Description

99.1*	Press Release dated June 25, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibit is furnished herewith and not deemed to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATES INDUSTRIAL CORPORATION PLC
By:	/s/ L. Brooks Mallard
	Name:	L. Brooks Mallard
	Title:	Chief Financial Officer
Date: June 25, 2026